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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                                  July 25, 2008
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

            MICHIGAN                      0-16640               38-2606280
            --------                      -------               ----------
   (State or other jurisdiction          Commission           (I.R.S. Employer
 of incorporation or organization)       File Number         Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                  (517)23-8373
               -------------------------------------------------
              (Registrant's telephone number including area code)

                                      N/A
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     (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND
              ITEM 7.01 REGULATION FD DISCLOSURE

              On July 25, 2008, registrant announced results of operations for the quarter ended June 30, 2008, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (c)     EXHIBITS


        99.1    Press Release dated July 25, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                United Bancorp, Inc.
                                                (Registrant)
                                                By:

Date:  July 25, 2008                          /s/ Randal J. Rabe
                                              ---------------------------------
                                              Randal J. Rabe
                                              Executive Vice President and
                                              Chief Financial Officer

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